PRC CONTRIBUTION AND PROFIT APPROPRIATION (Schedule of Appropriations to General Reserve Fund, Statutory Surplus Reserve and Education Development Reserve) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Appropriation to statutory reserve
General and statutory surplus reserve		¥ 1,438	¥ 17,348
Education development reserve		2,772	2,837
Total	$ 645	¥ 4,210	¥ 20,185